Exhibit 10.10

EXECUTION VERSION

FIRST AMENDMENT

FIRST AMENDMENT (this “Amendment”), dated as of January 26, 2018, to the Five-Year Credit Agreement, dated as of November 13, 2015, among FEDEX CORPORATION, a Delaware corporation (the “Borrower”), the several lenders parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and each other party thereto (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

WITNESSETH :

WHEREAS, the Credit Agreement provides in (i) Section 2.18(a) thereof that the Borrower and any one or more Lenders may agree that such Lenders shall increase the amount of their Commitments in an aggregate principal amount not to exceed $250,000,000 by executing and delivering to the Administrative Agent, among other things, an Increased Facility Activation Notice and (ii) Section 2.18(b) thereof that any Lender may increase its Commitment with the consent of the Borrower, the Issuing Bank and the Administrative Agent by executing and delivering an Increasing Lender Supplement;

WHEREAS, such Increased Facility Activation Notice and Increasing Lender Supplements have been executed and delivered and the Borrower has satisfied each other condition required pursuant to Section 2.18 of the Credit Agreement to increase the aggregate amount of Commitments by $250,000,000 to an aggregate principal amount of $2,000,000,000;

WHEREAS, Section 2.18(d) of the Credit Agreement provides that on each Increased Facility Closing Date, the Credit Agreement and the Schedules thereto shall be amended to the extent necessary to reflect the existence and terms of the increased Commitments evidenced thereby and that any such deemed amendment may be effected in writing by the Administrative Agent and the Borrower (it being understood that this Amendment is one of such deemed amendments).

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Amendments. Effective as of the Effective Date (as defined below) the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is amended by inserting the following new definitions in their correct alphabetical order:

“First Amendment” means that certain First Amendment, dated as of January 26, 2018, between the Borrower and the Administrative Agent.

“First Amendment Effective Date” has the meaning assigned to the term “Effective Date” in the First Amendment.

(b) The final sentence of the definition of “Commitment” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“The aggregate amount of the Commitments as of the First Amendment Effective Date is $2,000,000,000.”

(c) Schedule 2.01 of the Credit Agreement is hereby amended and restated in its entirety as set forth in Exhibit A attached hereto.

SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on and as of the date (the “Effective Date”) upon which the following conditions shall have been satisfied (or waived by the Administrative Agent):

(a) the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of the Borrower and the Administrative Agent; and

(b) the Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent required under Section 10.05 of the Credit Agreement.

SECTION 4. No Other Amendment or Waivers; Confirmation. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of any Loan Party that would require the waiver or consent of the Administrative Agent or the Lenders.

SECTION 5. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 10.11 AND 10.12 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

SECTION 6. Miscellaneous. (a) This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

(b) The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby (including permitted assignees of its Loans in whole or in part prior to effectiveness hereof).

(c) This Amendment shall be a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 7. Severability. If any provision of this Amendment or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 8. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

FEDEX CORPORATION

By:	/s/ Michael C. Lenz
Name: Michael C. Lenz
Title: Corporate Vice President and Treasurer

[Signature Page to Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

[Signature Page to Amendment]

Exhibit A

Schedule 2.01

SCHEDULE 2.01

LENDERS AND

COMMITMENTS

Lender	Allocation
JPMorgan Chase Bank, N.A.	$147,857,146
Bank of America, N.A.	$147,857,144
Citibank, N.A.	$147,857,144
The Bank of Nova Scotia	$147,857,144
BNP Paribas	$97,857,142
Deutsche Bank AG New York Branch	$97,857,142
Goldman Sachs Bank USA	$97,857,142
HSBC Bank USA, National Association	$97,857,142
ING Bank N.V. - Dublin Branch	$97,857,142
Mizuho Bank (USA)	$97,857,142
Regions Bank	$97,857,142
SunTrust Bank	$97,857,142
Wells Fargo Bank, National Association	$97,857,142
Morgan Stanley Bank, N.A.	$72,857,144
Commerzbank AG, New York Branch	$55,000,000
PNC Bank, National Association	$55,000,000
Sumitomo Mitsui Banking Corporation	$55,000,000
The Bank of New York Mellon	$55,000,000
U.S. Bank N.A.	$55,000,000
The Bank of Tokyo Mitsubishi UFJ, Ltd.	$45,000,000
First Tennessee Bank	$35,000,000
KBC Bank NV	$35,000,000
Standard Chartered Bank	$35,000,000
State Street Bank and Trust Company	$30,000,000
Total: $2,000,000,00